Other gains/(losses) - net	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other gains/(losses) – net
13	Other gains/(losses) – net

	Year ended December 31,
	2020	2021	2022
	RMB’000	RMB’000	RMB’000
Government grants	164,988	251,309	408,164
Input VAT super-deduction	81,850	46,127	92,230
ADS transferring income	3,444	109,843	236,827
Foreign exchange gains/(losses)	192,337	206,753	(877,232)
Others	(58,349)	(114,653)	143,470

	384,270	499,379	3,459

The foreign exchange gains in 2020 and 2021, amounting to RMB192 million and RMB207 million, respectively, was mainly due to the appreciation of RMB against USD. The significant increase in foreign exchange losses for the year ended December 31, 2022, amounting
to RMB877 million was mainly due to the depreciation of RMB against USD.